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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                   May 7, 2003
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                       COMPUTERIZED THERMAL IMAGING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                       1-16253                87-0458721
   ------------------------     ------------------------  ----------------------
(State or Other Jurisdiction of (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                            Identification Number)


                         12755 SW 66TH AVENUE, SUITE 100
                               PORTLAND, OR 97223
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (503) 624-5799
                            ------------------------
                         (Registrant's telephone number)


                                 Not Applicable
                            ------------------------
            (Former Name and Address of Principal Executive Offices)

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ITEM 9. REGULATION FD DISCLOSURE.


On May 7, 2003, John M. Brenna, the registrant's President and Chief Operating Officer, testified before the Subcommittee on Oversight and Investigations of the House Committee on Energy and Commerce regarding `SARS: Assessment, Outlook, and Lessons Learned'.

The text of Mr. Brenna's prepared remarks is attached as Exhibit 99.1.

In his prepared remarks, Mr. Brenna makes reference to products that are being used in China. To date we have sold 11 such products, six of which were sold during the six months ended December 31, 2002 and five of which were sold in May 2003.



SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTERIZED THERMAL IMAGING, INC.

Date: May 8, 2003                                     By: /s/ Bernard J. Brady
------------------------                              --------------------------
                                                      Bernard J. Brady
                                                      Chief Financial Officer,
                                                      Secretary  & Treasurer

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